Exhibit 10.25

OMNIBUS FIRST AMENDMENT TO LOAN DOCUMENTS

THIS OMNIBUS FIRST AMENDMENT TO LOAN DOCUMENTS, dated as of November 10, 2003 (this Amendment), is made by and among GLOBAL MARSH PROPERTY OWNER, L.P., a Texas limited partnership (Borrower), having an office at c/o Global Innovation Partners, LLC, 2730 Sand Hill Road, Suite 280, Menlo Park, California 94025, GLOBAL INNOVATION PARTNERS, LLC, a Delaware limited liability company (Guarantor), having an office at 2730 Sand Hill Road, Suite 280, Menlo Park, California 94025, and GERMAN AMERICAN CAPITAL CORPORATION, a Maryland corporation (Lender), having an address at 60 Wall Street, 10th Floor, New York, New York 10005.

WHEREAS, pursuant to that certain Loan and Security Agreement, dated as of August 18, 2003 (the Loan Agreement), by and between Borrower and Lender, Lender made a loan to Borrower in the principal amount of $43,000,000 (the Loan), which Loan is evidenced by that certain Note, dated as of August 18, 2003 (the Note), made by Borrower in favor of Lender and secured by, among other things, the properties described on Exhibits A-1 through A-3 attached hereto;

WHEREAS, the Loan is secured by, among other things, that certain (a) Deed of Trust, Security Agreement, Financing Statement, Fixture Filing and Assignment of Leases, Rents and Security Deposits, dated as of August 18, 2003 (the Security Instrument), between Borrower and Lender, and recorded on (i) August 29, 2003 with a series number of 2003517441 in the official records of Alameda County, California, (ii) August 29, 2003 with a document number of 17306438 in the official records of Santa Clara County, California, and (iii) August 26, 2003 with a file number of 2500429 in the official records of Dallas County, Texas; (b) Assignment of Leases, Rents and Security Deposits, dated as of August 18, 2003 (the ALR), from Borrower to Lender, and recorded on (i) August 29, 2003 with a series number of 2003517442 in the official records of Alameda County, California, (ii) August 29, 2003 with a document number of 17306439 in the official records of Santa Clara County, California, and (iii) August 26, 2003 with a file number of 2500434 in the official records of Dallas County, Texas; (c) Guaranty of Recourse Obligations, dated as of August 18, 2003 (the Guaranty), by Guarantor for the benefit of Lender; and (d) Environmental Indemnity, dated as August 18, 2003 (the Environmental Indemnity), by Guarantor for the benefit of Lender (the Loan Agreement, the Security Instrument, the ALR, the Guaranty and the Environmental Indemnity are hereinafter collectively referred to as the Loan Documents);

WHEREAS, Borrower and Lender have amended the terms of the Note, pursuant to that certain First Amendment to Note, dated as of the date hereof (the Amendment to Note);

WHEREAS, Borrower, Guarantor, and Lender desire to amend the Loan Documents as set forth herein.

NOW THEREFORE, in consideration of Ten Dollars ($10.00) paid in hand, the foregoing premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Borrower, Guarantor, and Lender agree to amend the Loan Documents as follows:

1.	Definitions. Capitalized terms used in this Amendment and not defined herein shall have the meaning provided in the Loan Agreement.

2.	Document References. All references to the Note in each of the Loan Documents shall be deemed to be a reference to the Note as amended by the Amendment to Note. All references to any Loan Document in any of the Loan Documents shall be deemed to be a reference to such Loan Document as amended by this Amendment.

3.	Insurance Rating Requirements. The Loan Agreement is hereby amended by deleting the second sentence of Section 6.1.9 in its entirety and substituting in its place and stead the following:

“Notwithstanding the foregoing clause (x), for insurance coverage commencing in October 2003 and thereafter, to the extent such insurance coverage is provided by a syndicate of five (5) or more insurers, at least sixty percent (60%) of the coverage shall be provided by insurers with claims-paying-ability and financial strength ratings by S&P of not less than “A-” and its equivalent by the other Rating Agencies.”

4.	Full Force and Effect. Except as amended by this Amendment, each of the Loan Documents shall continue to remain in full force and effect.

5.	Headings. Each of the captions contained in this Amendment are for the convenience of reference only and shall not define or limit the provisions hereof.

6.	Governing Law. This Amendment shall be governed by the laws of the State of New York, without regard to choice of law rules.

7.	Counterparts. This Amendment may be executed in one or more counterparts, each of which shall constitute an original and all of which when taken together shall constitute one binding agreement.

8.

Severability. The provisions of this Amendment are severable, and if any one clause or provision hereof shall be held invalid or unenforceable in whole or in part, then such invalidity or unenforceability shall affect only such clause or

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provision, or part thereof, and not any other clause or provision of this Amendment.

[REMAINDER OF PAGE INTENTIONALLY BLANK]

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IN WITNESS WHEREOF, the parties hereto have entered into this Amendment on the date first written above.

BORROWER:

GLOBAL MARSH PROPERTY OWNER, L.P., a Texas limited liability partnership

By:	Global Marsh General Partner, LLC, a Delaware limited liability company, its general partner

	By:	Global Marsh Member, LLC, a Delaware limited liability company, its member

		By:	Global Innovation Partners, LLC, a Delaware limited liability company, its member

			By:	Global Innovation Manager, LLC, a Delaware limited liability company, its manager

				By:	/s/
				Name:	Michael F. Foust
				Title:	Authorized Signatory

GUARANTOR:

GLOBAL INNOVATION PARTNERS, LLC, a Delaware limited liability company,

By:	Global Innovation Manager, LLC, a Delaware limited liability company, its manager

	By:	/s/
	Name:	Michael F. Foust
	Title:	Authorized Signatory

LENDER:
GERMAN AMERICAN CAPITAL CORPORATION, a Maryland corporation,

By:	/s/
Name:	DONALD S. BOLLANGER
By:	Vice President

By:	/s/
Name:	MICHAEL P. HART
Title:	Authorized Signatory

STATE OF California	)
) ss.
COUNTY OF San Mateo	)

On this 7th day of November, 2003, before me, the undersigned, a Notary Public in and for said state, personally appeared MICHAEL F. FOUST, personally known to me or proved to me on the basis of satisfactory evidence to be the person whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the person, or the entities upon behalf of which the person acted, executed the instrument.

IN WITNESS WHEREOF, I hereunto set my hand and official seal.

/s/ FRANCHESKA G. HARTIN
Notary Public
NOTARIAL SEAL	My Commission Expires: August 12, 2007

Exhibit A-1

Ardenwood Corporate Park Property

Legal Description

[attached]

Ardenwood Corporate Park

Fremont, CA

PARCEL A:

ADJUSTED LOT 11 - PARCEL MAP 4118, BY APPROVED LOT LINE ADJUSTMENT MAP NO. 96-8:

BEING A PORTION OF LOT 11, AS SAID LOT IS SHOWN ON PARCEL MAP 4118, FILED MARCH 30, 1984, IN BOOK 143 OF MAPS, PAGES 44 THROUGH 48, ALAMEDA COUNTY RECORDS, FURTHER DESCRIBED AS FOLLOWS:

BEGINNING AT THE SOUTHERLY MOST CORNER OF SAID LOT 11, SAID CORNER BEING A POINT ON THE NORTHWESTERLY RIGHT OF WAY LINE OF KAISER DRIVE, 108 FEET IN WIDTH, AS SAID DRIVE IS SHOWN ON SAID PARCEL MAP;

THENCE ALONG SAID NORTHWESTERLY RIGHT OF WAY LINE, NORTH 64° 00’ 00” EAST, 294.51 FEET;

THENCE LEAVING SAID RIGHT OF WAY LINE, NORTH 26° 00’ 00” WEST, 620.24 FEET TO THE NORTHWESTERLY LINE OF SAID LOT 11;

THENCE ALONG SAID NORTHWESTERLY LINE, SOUTH 65° 05’ 35” WEST, 294.56 FEET TO THE WESTERLY MOST CORNER OF SAID LOT 11;

THENCE ALONG THE SOUTHWESTERLY LINE OF SAID LOT 11, SOUTH 26° 00’ 00” EAST, 625.86 FEET TO THE POINT OF BEGINNING.

PARCEL A-1:

AN EASEMENT FOR ACCESS OVER THE FOLLOWING DESCRIBED LAND AS CREATED IN THAT CERTAIN “SHARED ACCESS EASEMENT AGREEMENT”, DATED MAY 1, 1998, RECORDED AUGUST 25, 1998, SERIES NO. 98295982, OFFICIAL RECORDS.

ALL THAT CERTAIN REAL PROPERTY SITUATED IN THE CITY OF FREMONT, COUNTY OF ALAMEDA, STATE OF CALIFORNIA, DESCRIBED AS FOLLOWS:

BEING A PORTION OF LOT 10, AS SAID LOT IS SHOWN UPON THAT CERTAIN PARCEL MAP 4118, FILED IN BOOK 143 OF MAPS AT PAGES 44-48, INCLUSIVE, ALAMEDA COUNTY RECORDS;

BEING A STRIP OF LAND 17.50 FEET IN WIDTH, THE EASTERLY LINE OF SAID STRIP DESCRIBED AS FOLLOWS:

BEGINNING AT THE SOUTHEAST CORNER OF SAID LOT 10, SAID POINT ALSO BEING ON THE NORTHERLY RIGHT OF WAY LINE OF KAISER DRIVE (108 FEET WIDE), AS SHOWN UPON SAID MAP;

THENCE DEPARTING SAID RIGHT OF WAY LINE, AND ALONG THE EASTERLY LINE OF SAID LOT 10, NORTH 26° 02’ 11” WEST, 72.00 FEET TO THE TERMINUS OF SAID EASTERLY LINE BEING DESCRIBED.

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PARCEL B:

ADJUSTED LOT 12 - PARCEL MAP 4118, BY APPROVED LOT LINE ADJUSTMENT MAP NO. 96-8:

BEING PORTIONS OF LOTS 11, 12 AND 13, AS SAID LOTS ARE SHOWN ON PARCEL MAP 4118, FILED MARCH 30, 1984, IN BOOK 143 OF MAPS, PAGES 44 THROUGH 48, ALAMEDA COUNTY RECORDS, FURTHER DESCRIBED AS FOLLOWS:

BEGINNING AT A POINT ON THE SOUTHEASTERLY LINE OF SAID LOT 11, DISTANT THEREON NORTH 64° 00’ 00” EAST, 294.51 FEET FROM THE SOUTHERLY MOST CORNER OF SAID LOT 11, SAID POINT OF BEGINNING BEING A POINT ON THE NORTHWESTERLY RIGHT OF WAY LINE OF KAISER DRIVE, 108 FEET IN WIDTH, AS SAID DRIVE IS SHOWN ON SAID PARCEL MAP;

THENCE LEAVING SAID SOUTHEASTERLY LINE, NORTH 26° 00’ 00” WEST, 620.24 FEET TO THE NORTHWESTERLY LINE OF SAID LOT 11;

THENCE ALONG SAID NORTHWESTERLY LINE, NORTH 65° 05’ 35” EAST, 23.89 FEET TO AN ANGLE POINT THEREIN;

THENCE CONTINUING ALONG SAID NORTHWESTERLY LINE OF LOT 11, AND ALONG THE NORTHWESTERLY LINES OF SAID LOTS 12 AND 13, NORTH 55° 17’ 05” EAST, 624.19 FEET TO A POINT ON SAID NORTHWESTERLY LINE OF LOT 13, DISTANT THEREON SOUTH 55° 17’ 05” WEST, 314.61 FEET FROM THE NORTHERLY MOST CORNER OF SAID LOT 13;

THENCE LEAVING SAID NORTHWESTERLY LINE, SOUTH 26° 00’ 00” EAST, 694.24 FEET TO THE AFOREMENTIONED NORTHWESTERLY RIGHT OF WAY LINE OF KAISER DRIVE;

THENCE ALONG SAID NORTHWESTERLY RIGHT OF WAY LINE, THE FOLLOWING TWO COURSES:

1.	SOUTHWESTERLY ALONG THE ARC OF A 1146.00 FOOT RADIUS, NON-TANGENT CURVE TO THE RIGHT, THE CENTER POINT OF WHICH CURVE BEARS NORTH 36° 45’ 10” WEST, THROUGH A CENTRAL ANGLE OF 10° 45’ 10”, AN ARC DISTANCE OF 215.07 FEET; AND

2.	SOUTH 64° 00’ 00” WEST, 427.05 FEET TO THE POINT OF BEGINNING.

PARCEL C:

ADJUSTED LOT 13 - PARCEL MAP 4118, BY APPROVED LOT LINE ADJUSTMENT MAP NO. 96-8:

BEING PORTIONS OF LOTS 12 AND 13, AS SAID LOTS ARE SHOWN ON PARCEL MAP 4118, FILED MARCH 30, 1984, IN BOOK 143 OF MAPS, PAGES 44 THROUGH 48, ALAMEDA COUNTY RECORDS, FURTHER DESCRIBED AS FOLLOWS:

BEGINNING AT THE NORTHERLY MOST CORNER OF SAID LOT 13, SAID CORNER BEING A POINT ON THE SOUTHWESTERLY RIGHT OF WAY LINE OF ARDENWOOD BOULEVARD, AS SAID BOULEVARD IS SHOWN ON SAID PARCEL MAP;

THENCE ALONG THE NORTHWESTERLY LINE OF SAID LOT 13, SOUTH 55° 17’ 05” WEST, 314.61 FEET;

THENCE LEAVING SAID NORTHWESTERLY LINE, SOUTH 26° 00’ 00” EAST, 694.25 FEET TO THE NORTHWESTERLY RIGHT OF WAY LINE OF KAISER DRIVE, 108 FEET IN WIDTH, AS SAID DRIVE IS SHOWN ON SAID PARCEL MAP;

THENCE ALONG SAID NORTHWESTERLY RIGHT OF WAY LINE, NORTHEASTERLY ALONG THE ARC OF A

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1146.00 FOOT RADIUS, NON-TANGENT CURVE TO THE LEFT, THE CENTER POINT OF WHICH CURVE BEARS NORTH 36° 45’ 10” WEST, THROUGH A CENTRAL ANGLE OF 26° 56’ 38”, AN ARC DISTANCE OF 538.92 FEET TO A POINT OF COMPOUND CURVATURE;

THENCE CONTINUING ALONG SAID RIGHT OF WAY LINE, NORTHEASTERLY, NORTHERLY AND NORTHWESTERLY ALONG THE ARC OF A 50.00 FOOT RADIUS, TANGENT CURVE TO THE LEFT, THROUGH A CENTRAL ANGLE OF 86° 54’ 41”, AN ARC DISTANCE OF 75.84 FEET TO A POINT OF REVERSE CURVATURE, SAID POINT BEING A POINT ON THE AFOREMENTIONED SOUTHWESTERLY RIGHT OF WAY LINE OF ARDENWOOD BOULEVARD;

THENCE ALONG SAID SOUTHWESTERLY RIGHT OF WAY LINE, THE FOLLOWING FOUR COURSES:

1.	NORTHWESTERLY ALONG THE ARC OF A 1261.00 FOOT RADIUS, TANGENT CURVE TO THE RIGHT, THROUGH A CENTRAL ANGLE OF 5° 57’ 10”, AN ARC DISTANCE OF 131.01 FEET TO A POINT OF COMPOUND CURVATURE;

2.	NORTHWESTERLY ALONG THE ARC OF A 410.00 FOOT RADIUS, TANGENT CURVE TO THE RIGHT, THROUGH A CENTRAL ANGLE OF 11° 58’ 35”, AN ARC DISTANCE OF 85.70 FEET TO A POINT OF REVERSE CURVATURE;

3.	NORTHWESTERLY ALONG THE ARC OF A 390.00 FOOT RADIUS, TANGENT CURVE TO THE LEFT, THROUGH A CENTRAL ANGLE OF 6° 10’ 26” AN ARC DISTANCE OF 42.02 FEET TO A POINT OF REVERSE CURVATURE; AND

4.	NORTHWESTERLY ALONG THE ARC OF A 1252.00 FOOT RADIUS, TANGENT CURVE TO THE RIGHT, THROUGH A CENTRAL ANGLE OF 10° 48’ 15”, AN ARC DISTANCE OF 236.09 FEET TO THE POINT OF BEGINNING.

ASSESSOR’S PARCEL NOS.	543-0439-049-01 (PARCEL A)
543-0439-049-03 (PARCEL B, PORTION)
543-0439-052-03 (PARCEL B, PORTION)
543-0439-053-03 (PARCEL C)

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Exhibit A-2

2334 Lundy Place Property

Legal Description

[attached]

2334 Lundy Place

San Jose, CA

All that certain Real Property in the City of San Jose, County of Santa Clara, State of California, described as follows:

Parcel 1, as shown on that certain Map filed for record in the office of the Recorder of the County of Santa Clara, State of California on October 11, 1984 in Book 535 of Maps, Page(s) 22.

Exhibit A-3

2440 Marsh Lane Property

Legal Description

[attached]

2440 Marsh Lane

Dallas, TX

BEING Lot 1R, Block C, HIGHLAND BUSINESS PARK, an addition to the City of Carrollton, Dallas County, Texas, according to the plat recorded in Volume 97188, Page 5092, of the Deed Records of Dallas County, Texas, and being more particularly described by metes and bounds as follows:

BEGINNING at a 1/2 inch iron rod set, at the Northwest Corner of said Lot 1R, being the intersection of the South right-of-way line of Belmeade Drive (a 60 foot wide right-of-way), with the East right-of-way line of Marsh Lane (a 110 foot wide right-of-way);

THENCE N 88° 51’ 17” E 1126.82 feet, along the South right-of-way line of said BeImeade Drive and the North right-of-way line of said Lot 1R, to a 1/2 inch iron rod found, at the Northeast corner of said Lot 1R, and the intersection of the West right-of-way line of Tarpley Road (a 60 foot wide right-of-way);

THENCE along the East boundary line of said Lot 1R, and the West right-of-way line of said Tarpley Road as follows:

1. SOUTHEASTERLY 193.11 feet, along a curve to the left having a radius of 630.00 feet, a central angle of 17° 33’ 45”, and a chord bearing S 15° 28’ 23” E 192.36 feet, to an “X” cut in concrete set, at the beginning of a curve to the right;

2. SOUTHEASTERLY 236.78 feet, along a curve to the right having a radius of 570.00 feet, a central angle of 23° 48’ 03” and a chord bearing S 12° 21’ 12” E 235.08 feet, to an “X” cut in concrete set, at the end of said curve;

3. S 00° 27’ 09” E 0.36 feet, to an “X” cut in concrete set, at the Southeast corner of said Lot 1R, and the intersection of the North right-of-way line of Simpson Lane (a 50 foot wide right-of-way);

THENCE S 88° 51’ 17” W 1221.79 feet, along the North right-of-way line of said Simpson Lane, and the South boundary line of said Lot 1R, to a 1/2 inch iron rod set, at the Southwest corner of said Lot 1R, and the intersection of the East right-of-way line of aforesaid Marsh Lane;

THENCE N 00° 54’ 52” W 417.33 feet, along the West boundary line of said Lot 1R, and the East right-of-way line of said Marsh Lane to THE PLACE OF BEGINNING, containing 11.302 acres (492,296 square feet) of land.